NEW COVENANT FUNDS

New Covenant Income Fund
(the "Fund")

Supplement Dated September 13, 2024
to the Prospectus (the "Prospectus"), dated October 31, 2023, as amended on August 30, 2024

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund

SEI Investments Management Corporation and the Board of Trustees have determined to remove Western Asset Management Company, LLC and Western Asset Management Company Limited (collectively, "Western Asset") as sub-advisers to the Fund, and to reallocate assets currently under their management to Metropolitan West Asset Management, LLC ("MetWest").

The Prospectus is updated as follows:

In the Fund Summary of the Fund, under the heading titled "Management," in the chart under the sub-heading titled "Sub-Advisers and Portfolio Managers," the following text is hereby added in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Metropolitan West Asset Management, LLC	Bryan Whalen, CFA	Since 2024	Chief Investment Officer, Generalist Portfolio Manager and Director Fixed Income
	Stephen Kane, CFA*	Since 2024	Group Managing Director and Generalist Portfolio Manager
	Jerry Cudzil	Since 2024	Group Managing Director and Generalist Portfolio Manager
	Ruben Hovhannisyan, CFA	Since 2024	Managing Director and Generalist Portfolio Manager

*  Effective December 31, 2024, Mr. Kane will no longer serve as a portfolio manager for the Fund.

In addition, under the section titled "Sub-Advisers," under the heading titled "Sub-Advisers and Portfolio Managers," under the sub-heading titled "New Covenant Income Fund," the following text is hereby added in the appropriate alphabetical order thereof:

Metropolitan West Asset Management, LLC: Metropolitan West Asset Management, LLC (MetWest), located at 515 South Flower Street, Los Angeles, California 90071, serves as a Sub-Adviser to the New Covenant Income Fund. A team of investment professionals manages the portion of the New Covenant Income Fund's assets allocated to MetWest. The team consists of Bryan Whalen, CFA, Chief Investment Officer, Generalist Portfolio Manager and Director Fixed Income, Stephen Kane, CFA, Group Managing Director and Generalist Portfolio Manager, Jerry Cudzil, Group Managing Director and Generalist Portfolio Manager, and Ruben Hovhannisyan, CFA, Managing Director and Generalist Portfolio Manager. In addition to co-managing the security selection and trade execution process, Mr. Whalen serves as Chief Investment Officers, with responsibility for developing the U.S. Fixed Income Group's long-term economic outlook that guides strategies. Mr. Kane founded MetWest in August 1996. Messrs. Whalen, Cudzil and Hovhannisyan have been with MetWest since May 2004, May 2012, and December 2007, respectively. MetWest is an indirect wholly-owned subsidiary of The TCW Group, Inc. (TCW).

The Fund anticipates that the transition of assets from Western Asset to MetWest will be completed on or before October 31, 2024. On October 31, 2024, all references to Western Asset will be deleted from the Prospectus.

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1557 (09/24)

NEW COVENANT FUNDS

New Covenant Income Fund
(the "Fund")

Supplement Dated September 13, 2024
to the Statement of Additional Information (the "SAI"), dated October 31, 2023, as amended on
January 4, 2024 and April 16, 2024

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund

SEI Investments Management Corporation and the Board of Trustees have determined to remove Western Asset Management Company, LLC and Western Asset Management Company Limited (collectively, "Western Asset") as sub-advisers to the Fund, and to reallocate assets currently under their management to Metropolitan West Asset Management, LLC ("MetWest").

The SAI is updated as follows:

On the cover page of the SAI, "Metropolitan West Asset Management, LLC" is hereby added in the appropriate alphabetical order thereof.

In addition, under the section titled "The Adviser and Sub-Advisers," under the heading titled "The Sub-Advisers," the following text is hereby added in the appropriate alphabetical order thereof:

METROPOLITAN WEST ASSET MANAGEMENT, LLC—Metropolitan West Asset Management, LLC ("MetWest") serves as a Sub-Adviser to a portion of the assets of the New Covenant Income Fund. MetWest, founded in 1996, is a wholly-owned subsidiary of The TCW Group, Inc.

In addition, under the same section, under the heading titled "Portfolio Management," the following text is hereby added in the appropriate alphabetical order thereof:

MetWest

Compensation. SIMC pays Metropolitan West Asset Management, LLC (MetWest) a fee based on the assets under management of the New Covenant Income Fund as set forth in an investment sub-advisory agreement between MetWest and SIMC. MetWest pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the New Covenant Income Fund. The following information relates to the period ended June 30, 2024.

The overall objective of TCW's compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation ("fee sharing"), bonus and equity incentive participation in TCW's parent company ("equity incentives"). Fee sharing and equity incentives generally represent most of the portfolio managers' compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager's compensation.

Fee sharing. Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals' contribution to TCW and its clients, including qualitative and quantitative contributions.

In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to a Fund as that used to compensate portfolio managers for other client accounts in the same strategy managed by TCW or an affiliate of TCW (collectively, the "TCW Group"). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the overall fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds.

Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team's fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW entity. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW Group's key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW's parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in TCW's parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in TCW's parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in TCW's parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Group's 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

Ownership of Fund Shares. As of June 30, 2024, MetWest's portfolio managers did not beneficially own any shares of the New Covenant Income Fund.

Other Accounts. As of June 30, 2024, MetWest's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Bryan Whalen, CFA	28	$78,830.1	31		$17,766.9	212		$62,183.5
	0	$0	4	*	$475.3	11	*	$6,913.3
Stephen Kane, CFA	29	$77,530.3	23		$15,356.3	171		$47,833.7
	0	$0	1	*	$272.8	9	*	$4,268.4
Jerry Cudzil	28	$77,756.1	32		$21,282.2	183		$50,591.4
	0	$0	8	*	$3,192.7	6	*	$3,248.4
Ruben Hovhannisyan, CFA	27	$77,199.7	19		$15,581.3	167		$45,725.1
	0	$0	1	*	$272.8	6	*	$3,248.4

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. TCW's approach to handling conflicts of interest is multi-layered starting with its policies and procedures, the maintenance of a conflicts of interest matrix, reporting and pre-clearance of personal trading and oversight by various committees. On an annual basis TCW reviews its conflicts of interests across its products and businesses, and may update and add specific conflicts of interests pertaining to new products, regulatory priorities, market events, etc. TCW has policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW's Code of Ethics (the "Code") serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a "beneficial interest"), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).

In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee's outside business activities, political activities and contributions, confidentiality and whistleblower provisions.

Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles.

When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted policies and procedures around portfolio management and trading and brokerage to address most of these potential conflicts. In addition, TCW has created various committees to review trading and brokerage, the allocation of investment opportunities, performance dispersion, allocation dispersion, cross trades, performance fees and address other issues generally associated with side-by-side management in order to ensure that all of TCW's clients are treated on a fair and equitable basis.

The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW's clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW's investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.

The Fund anticipates that the transition of assets from Western Asset to MetWest will be completed on or before October 31, 2024. On October 31, 2024, all references to Western Asset will be deleted from the SAI.

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1558 (09/24)